TRILOMA EIG ENERGY INCOME FUND

An Unlisted Investment Company

SUPPLEMENT

DATED MARCH 29, 2018

TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED JULY 18, 2017

On March 26, 2018, the Board of Trustees (the “Board”) of the Triloma EIG Energy Income Fund (the “Fund”) approved a Plan of Liquidation (the “Plan”) for the Fund, which authorizes the liquidation and dissolution of the Fund in accordance with the Delaware Statutory Trust Act, as amended, and the Fund’s Second Amended and Restated Agreement and Declaration of Trust dated June 20, 2017.

Effective immediately, in preparation for a liquidation of the Fund, the Board has approved the termination of (i) the Distribution Reinvestment Plan and as a result the monthly distributions for March will be paid in cash to Shareholders effective March 28, 2018; and (ii) all previously approved future distribution record dates beginning on or after March 27, 2018.

Description of Plan of Liquidation

The Fund shall not engage in any business activities, except for the purposes of winding down its business and affairs. The Fund will convert all its portfolio securities and other assets for cash and cash equivalents and reserve a portion of the proceeds to pay all the outstanding debts, claims and obligations of the Fund, together with the expenses related to carrying out the Plan. The Fund has signed an agreement to sell all of its originated investments within the portfolio to a third-party.

Simultaneous with the approval of the Plan, the expense support and reimbursement agreement entered into by EIG Credit Management Company, LLC with the Fund has automatically terminated as of March 26, 2018. Post the termination of the expense support and reimbursement agreement, the Fund will bear all its ongoing expenses, which will include liquidation expenses incurred to implement the Plan.

Liquidating Distributions

The Fund will distribute to each Shareholder of record an initial cash liquidating distribution equal to the Shareholder’s proportionate interest in the assets of the Fund that have not been reserved for payment of the Fund’s debts, claims and obligations and final expenses. It is expected that the initial liquidating distribution will be made on or about May 15, 2018. A second liquidating distribution may be made to the extent that any assets remain after payment of the Fund’s debts, claims and obligations and final expenses. It is expected that any second distribution above a de minimis threshold of $100 per Shareholder will be made on or before June 30, 2018. In connection with each distribution, a check in the amount owed to each Shareholder will be mailed to the last address of such Shareholder appearing on the records of the Fund.

Please contact the Fund at 888-773-3526 if you have any questions or need assistance.

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Please retain this Supplement.